EXHIBIT 10.1
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                           INDUSTRIAL BUILDING LEASE

                              136 OFFICIAL ROAD
                              ADDISON, ILLINOIS



                           GERALD AND SUSAN HAGEL

                                 - LESSOR -


                                    AND


                       SIMPSON STRONG-TIE CO., INC.

                               - LESSEE -

                         INDUSTRIAL BUILDING LEASE

          THIS LEASE is made and entered into as of January 16, 1998 (the "Lease"), by and between Simpson Strong-Tie Co., Inc., 4637 Chabot Road, Suite 200, Pleasanton, California 94588 (herein called "Lessee"), and Gerald & Susan Hagel, 260 N. Charlotte, Lombard, Illinois 60148 (herein called "Lessor").

          1. Premises/Term. Lessor hereby leases to Lessee and Lessee hereby leases to Lessee and Lessee hereby leases from Lessor for all lawful purposes approximately 52,400 square feet of space located at 136 Official Road, Addison, Illinois (the "Premises"), together with the appurtenances thereto, for a term commencing as of January 16, 1998 ("Commencement Date") and ending on the date that is five years following the Commencement Date.

          2. Rent. Lessee shall pay Lessor or Lessor's agents as rent for the Premises the sum of $22,357 per month, in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing. Payment is due on the first of each month.

          3. Option to Extend. Lessor hereby grants Lessee an option to extend the term of the Lease for one additional period of five years commencing immediately after the expiration of the term of the Lease, upon the same terms and conditions contained herein, except that the Rent for the Premises shall be equal to the fair market base rent for the Premises. Lessee must exercise the option granted herein on or before the date that is six (6) months prior to the expiration of the initial term of the Lease.
 In the event Lessee fails to timely exercise the option granted herein, Lessee shall have no right to extend the term of the Lease. If Lessee properly exercises the option granted herein, references in the Lease to the "term" shall be deemed to mean the option term unless the context clearly provides otherwise.

              a. If Lessee properly exercises its option to extend the term of the Lease, the Rent during the option term shall be determined in the following manner. The Rent shall be adjusted to an amount equal to the fair market base rent for the Premises as of the commencement of the option term for a term equal to the option term, as specified by Lessor by notice to Lessee not less than sixty (60) days prior to commencement of the option term, subject to Lessee's right of arbitration as set forth below. If Lessee believes that the fair market base rent specified by Lessor exceeds the actual fair market base rent for the Premises as of commencement of the option term, then Lessee shall so notify Lessor within ten (10) business days following receipt of Lessor's notice. If the parties are unable to agree upon the fair market base rent for the Premises within ten (10) days after Lessor's receipt of notice of Lessee's objection, the amount of base rent as of commencement of the option term shall be determined as follows:

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                   (1)  Within twenty (20) days after receipt of Lessor's
notice specifying fair market base rent, Lessee, at its sole expense, shall obtain and deliver in writing to Lessor a determination of the fair market base rent for the Premises for a term equal to the option term from a broker ("Lessee's Broker") licensed in the State of Illinois and engaged in the industrial brokerage business in the City of Addison (and surrounding areas) for at least the immediately preceding five (5) years. If Lessor accepts such determination, the Rent for the option term shall be adjusted to an amount equal to the amount determined by Lessee's Broker.

                   (2) If Lessor does not accept such determination, within fifteen (15) days after receipt of the determination of Lessee's Broker, Lessor shall designate a broker ("Lessor's Broker") licensed in the State of Illinois and engaged in the industrial brokerage business in the City of Addison (and surrounding areas) for at least the immediately preceding five (5) years. Lessor's Broker and Lessee's Broker shall name a third broker, similarly qualified, within five (5) days after the appointment of Lessor's Broker. Each of said three brokers shall determine the fair market base rent for the Premises as of the commencement of the option term for a term equal to the option term of the Lease within fifteen
(15) days after the appointment of the third broker. The Rent payable by Lessee effective as of the commencement of the option term shall be increased to an amount equal to the arithmetic average of such three determinations; provided, however, that if any such broker's determination deviates more than 10% from the median of such determinations, the Rent payable shall be an amount equal to the average of the two closest determinations.

                   (3) Lessor shall pay the costs and fees of Lessor's Broker in connection with any determination hereunder, and Lessee shall pay the costs and fees of Lessee's Broker in connection with such determination. The costs and fees of any third broker shall be paid one-half by Lessor and one-half by Lessee.

              b. If the amount of the fair market base rent is not known as of the commencement of the option term, then Lessee shall continue to pay the Rent in effect at the expiration of the initial term until the amount of the fair market base rent is determined. When such determination is made, Lessee shall pay to Lessor any deficiency upon demand.

         4. Condition and Upkeep of Premises. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent. Lessor, at its sole cost, shall repair, maintain and replace the structure of the building in which the Premises are located.

         5. Lessee Not to Misuse; Sublet; Assignment. Lessee will not allow the Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this Lease without in each case the written consent of the Lessor first , and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this Lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood; and will not permit any alteration of or addition to any part of the Premises, except by written consent of Lessor ; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise determined by Lessee. Notwithstanding the foregoing, Lessee shall have the right, without Lessor's consent, but with notice to Lessor, to assign this Lease or sublet all or a portion of the Premises to any parent, subsidiary, affiliate or successor of Lessee, to any person, firm or corporation which shall be controlled by, under the control of, or under common control with Lessee, or to any entity into which Lessee may be merged or consolidated or which purchases all or substantially all of the assets of Lessee.

         6. Mechanic's Lien. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

         7. Indemnity for Accidents. Except to the extent caused by Lessor's negligence or willful misconduct, Lessee covenants and agrees that it will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

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         8.  Non-Liability of Lessor.  Except as provided by Illinois statute, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

         9. Property Taxes. "Property Taxes" shall mean all taxes attributable in any manner to the Premises or the land on which the Premises is located. One month prior to such Property Taxes being due to the taxing authority, Tenant shall pay to the taxing authority all Property Taxes attributable to the term of this Lease.

         10. Water, Gas and Electric Charges. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

         11. Keep Premises in Repair. Except as otherwise provided herein, Lessor shall not be obliged to incur any expense for repairing any improvements upon the Premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other caused beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

         12. Access to Premises. Upon reasonable advance notice and provided such access in no way interferes with Lessee's use of the Premises, Lessee will allow Lessor access to the Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

          13. Reletting. If Lessee's right to occupy the Premises shall be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

         14. Holding Over. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Five Hundred Dollars ($500.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

         15. Extra Fire Hazard. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

         16. Default by Lessee. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, and such default shall continue for ten days after receipt of written notice from Lessor that such default has occurred, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.

         17. No Rent Deduction or Set Off. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease.
 Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

         18. Rent After Notice or Suit. It is further agreed, by the parties hereto, that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

         19. Payment of Costs. If either party to this agreement shall bring an action to interpret or enforce this agreement or for any relief against the other, including, but not limited to, declaratory relief or a proceeding in arbitration, the losing party shall pay to the prevailing party a reasonable sum for attorney's fees, expert witness fees and other costs incurred in such action or proceeding. Additionally, the prevailing party shall be entitled to all additional attorney's fees and costs incurred in enforcing and collecting any such judgment or award. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney's fees and costs incurred in enforcing such award or judgment.

         20. Rights Cumulative. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right to remedy by Lessor waive any other right or remedy.

         21. Fire and Casualty. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty and such damage is covered by insurance (excluding any deductible) and such damage can be repaired within 120 days of such damage, this lease shall remain in full force and effect. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty and such damage is not covered by insurance (excluding any deductible) or such damage cannot be repaired within 120 days of such damage, either party, at its option, may terminate the Lease. If neither party elects to terminate this Lease, Lessor shall repair the Premises within 120 days thereafter; and this lease shall remain in effect provided such repairs are completed within said time. All rent shall abate during such time as the Premises are being repaired. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

         22. Subordination. This lease is subordinate to all mortgages which may now or hereafter affect the Premises, provided such mortgagee agrees to recognize this Lease .

         23. Plurals; Successors. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

         24. Severability. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

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         IN WITNESS WHEREOF, the parties hereto have executed this
instrument as of the Date of Lease stated above.

LESSEE:                                  LESSOR:

Simpson Strong-Tie Co., Inc.             Gerald and Susan Hagel


/s/Stephen B. Lamson                     /s/Gerald Hagel
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Stephen B. Lamson                        Gerald Hagel
CFO
                                         /s/Susan Hagel
                                         ----------------------------
                                         Susan Hagel